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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): June 21, 2004

                       Medicis Pharmaceutical Corporation
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-18443                 52-1574808
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
       of Incorporation)                                   Identification No.)


8125 North Hayden Road
Scottsdale, Arizona                                                  85258-2463
(Address of Principal                                                (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:              (602) 808-8800



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

99.1 Copy of press release, dated June 21, 2004, issued by Medicis Pharmaceutical Corporation.


Item 9.    Regulation FD Disclosure

         On June 21, 2004, Medicis Pharmaceutical Corporation issued a press release summarizing its revenue and earnings guidance for Fiscal Year 2005. A copy of the press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDICIS PHARMACEUTICAL CORPORATION
                                           (Registrant)


Date:  June 22, 2004                       /s/ Mark A. Prygocki, Sr.
                                           -------------------------------------
                                           Name:      Mark A. Prygocki, Sr.
                                           Title:     Executive Vice President,
                                                      Chief Financial Officer,
                                                      Corporate Secretary and
                                                      Treasurer

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER     DESCRIPTION
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99.1       Copy of press release, dated June 21, 2004, issued by Medicis
           Pharmaceutical Corporation.